Exhibit 99.1

-------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
-------------------------------------------------------------------------------------------------------------------
Pentland Securities      Andrew T. Molson (President)        Eric H. Molson           Canada     38 Rosemont Avenue
(1981) Inc.                                                                                      Westmount, Quebec
                         Eric H. Molson (Vice-President)                                         Canada H3Y 3G7

                         Stephen T. Molson (Vice-President)

                         Sio-Wa Leong (Treasurer)            ------------------------------------------------------
                                                             Stephen T. Molson        Canada     411 Clarke Avenue
                         Pierre Deschamps (Secretary)                                            Westmount, Quebec
                                                                                                 Canada H3Y 3C3
                         Linda Rose (Assistant-Secretary)
                                                             ------------------------------------------------------
                                                             Andrew T. Molson         Canada     348 Wood Avenue
                                                                                                 Westmount, Quebec
                                                                                                 Canada H3Z 1Z2
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
Pentland Securities      Chairman of the Board                      None
(1981) Inc.              Molson Coors Brewing Company
                         1555 Notre-Dame Street East
                         4th Floor
                         Montreal, Quebec
                         Canada H2L 2R5
                         --------------------------------------------------------
                         President                                  None
                         The Molson Foundation - Fondation
                         Molson (a charitable foundation)
                         1555 Notre-Dame Street East
                         Montreal, Quebec
                         Canada H2L 2R5
                         --------------------------------------------------------
                         Consultant                                 None
                         National Public Relations Inc. (a
                         public relations company)
                         2001 McGill College Avenue
                         Suite 800
                         Montreal, Quebec
                         Canada H3A 1G1

---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
-------------------------------------------------------------------------------------------------------------------
4280661 Canada Inc.      Andrew T. Molson (President)        Eric H. Molson           Canada     38 Rosemont Avenue
                                                                                                 Westmount, Quebec
                         Eric H. Molson (Vice-President)                                         Canada H3Y 3G7
                                                                                                 4th Floor
                         Stephen T. Molson (Vice-President)                                      Montreal, Quebec
                                                                                                 Canada H2L 2R5
                         Sio-Wa Leong (Treasurer)            ------------------------------------------------------
                                                             Stephen T. Molson        Canada     411 Clarke Avenue
                         Pierre Deschamps (Secretary)                                            Westmount, Quebec
                                                                                                 Canada H3Y 3C3
                         Linda Rose (Assistant-Secretary)


                                                             ------------------------------------------------------
                                                             Andrew T. Molson         Canada     348 Wood Avenue
                                                                                                 Westmount, Quebec
                                                                                                 Canada H3Z 1Z2
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
4280661 Canada Inc.      Chairman of the Board                      None
                         Molson Coors Brewing Company
                         1555 Notre-Dame Street East



                         --------------------------------------------------------
                         President                                  None
                         The Molson Foundation - Fondation
                         Molson (a charitable foundation)
                         1555 Notre-Dame Street East
                         Montreal, Quebec
                         Canada H2L 2R5
                         --------------------------------------------------------
                         Consultant                                 None
                         National Public Relations Inc. (a
                         public relations company)
                         2001 McGill College Avenue
                         Suite 800
                         Montreal, Quebec
                         Canada H3A 1G1
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
-------------------------------------------------------------------------------------------------------------------
Lincolnshire Holdings    Eric H. Molson (President)          Eric H. Molson           Canada     38 Rosemont Avenue
Limited                                                                                          Westmount, Quebec
                         Stephen T. Molson (Vice-President)                                      Canada H3Y 3G7

                         Sio-Wa Leong (Treasurer)

                         Andrew T. Molson (Secretary)        ------------------------------------------------------
                                                             Andrew T. Molson         Canada     348 Wood Avenue
                         Pierre Deschamps (Assistant-                                            Westmount, Quebec
                         Treasurer)                                                              Canada H3Z 1Z2

                         Linda Rose (Assistant-Secretary)
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Shareholder             Principal occupation or          Convictions for
                          employment and name, principal     crime (other than
                         business and address of employer  traffic violations or
                                                                  similar
                                                             misdemeanors) or
                                                              party to civil
                                                              proceeding for
                                                              securities law
                                                                violations
--------------------------------------------------------------------------------
Lincolnshire Holdings   Chairman of the Board                      None
Limited                 Molson Coors Brewing Company
                        1555 Notre-Dame Street East
                        4th Floor
                        Montreal, Quebec
                        Canada H2L 2R5
                        --------------------------------------------------------
                        Consultant                                 None
                        National Public Relations Inc. (a
                        public relations company)
                        2001 McGill College Avenue
                        Suite 800
                        Montreal, Quebec
                        Canada H3A 1G1
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
-------------------------------------------------------------------------------------------------------------------
4198832 Canada Inc.      Eric H. Molson (President)          Eric H. Molson           Canada     38 Rosemont Avenue
                                                                                                 Westmount, Quebec
                         Andrew T. Molson (Secretary)                                            Canada H3Y 3G7

                         Pierre Deschamps (Assistant-
                         Treasurer)
                                                             ------------------------------------------------------
                                                             Andrew T. Molson         Canada     348 Wood Avenue
                                                                                                 Westmount, Quebec
                                                                                                 Canada H3Z 1Z2
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     Shareholder             Principal occupation or          Convictions for
                          employment and name, principal     crime (other than
                         business and address of employer  traffic violations or
                                                                  similar
                                                             misdemeanors) or
                                                              party to civil
                                                              proceeding for
                                                              securities law
                                                                violations
--------------------------------------------------------------------------------
4198832 Canada Inc.     Chairman of the Board                      None
                        Molson Coors Brewing Company
                        1555 Notre-Dame Street East
                        4th Floor
                        Montreal, Quebec
                        Canada H2L 2R5
                        --------------------------------------------------------
                        Consultant                                 None
                        National Public Relations Inc. (a
                        public relations company)
                        2001 McGill College Avenue
                        Suite 800
                        Montreal, Quebec
                        Canada H3A 1G1
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
-------------------------------------------------------------------------------------------------------------------
Nooya Investments        Stephen T. Molson (President)       Eric H. Molson           Canada     38 Rosemont Avenue
Limited                                                                                          Westmount, Quebec
                         Eric H. Molson (Vice-President)                                         Canada H3Y 3G7

                         Sio-Wa Leong (Treasurer)

                         Andrew T. Molson (Secretary)        ------------------------------------------------------
                                                             Stephen T. Molson        Canada     411 Clarke Avenue
                         Linda Rose (Assistant-Secretary)                                        Westmount, Quebec
                                                                                                 Canada H3Y 3C3
-------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
Nooya Investments        Chairman of the Board                      None
Limited                  Molson Coors Brewing Company
                         1555 Notre-Dame Street East
                         4th Floor
                         Montreal, Quebec
                         Canada H2L 2R5
                         --------------------------------------------------------
                         President                                  None
                         The Molson Foundation - Fondation
                         Molson (a charitable foundation)
                         1555 Notre-Dame Street East
                         Montreal, Quebec
                         Canada H2L 2R5
---------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
-------------------------------------------------------------------------------------------------------------------------
BAX Investments          Eric H. Molson (President)          Eric H. Molson           Canada     38 Rosemont Avenue
Limited                                                                                          Westmount, Quebec
                         Cynthia B. Baxter (Vice President)                                      Canada H3Y 3G7

                         Sio-Wa Leong (Assistant Treasurer)

                         David Snow (Secretary-Treasurer)    ------------------------------------------------------------
                                                             Stephen T. Molson        Canada     411 Clarke Avenue
                         Stephen T. Molson (Assistant                                            Westmount, Quebec
                         Secretary)                                                              Canada H3Y 3C3

                         Brian T. Baxter (Assistant-
                         Secretary)
                                                             ------------------------------------------------------------
                                                             David Snow               Canada     The Royal Trust Company
                                                                                                 1 Place Ville Marie,
                                                                                                 6th Floor, South Wing,
                                                                                                 Montreal, Quebec
                                                                                                 Canada, H3B 2B2
                                                             ------------------------------------------------------------
                                                             Cynthia B. Baxter        Canada     120 Buena Vista Road
                                                                                                 Ottawa, Ontario
                                                                                                 Canada K1M 0V5
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
BAX Investments          Chairman of the Board                      None
Limited                  Molson Coors Brewing Company
                         1555 Notre-Dame Street East
                         4th Floor
                         Montreal, Quebec
                         Canada H2L 2R5
                         --------------------------------------------------------
                         President                                  None
                         The Molson Foundation - Fondation
                         Molson (a charitable foundation)
                         1555 Notre-Dame Street East
                         Montreal, Quebec
                         Canada H2L 2R5
                         --------------------------------------------------------
                         Vice-President, Professional               None
                         Practice Group, Trust Services
                         The Royal Trust Company (trust
                         company)
                         1 Place Ville Marie, 6th Floor,
                         South Wing,
                         Montreal, Quebec
                         Canada, H3B 2B2
                         --------------------------------------------------------
                         None                                       None
---------------------------------------------------------------------------------

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     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
-------------------------------------------------------------------------------------------------------------------------
6339522 Canada Inc.      Eric H. Molson (President)          James B. Baxter          Canada     10224 Churchill Crescent
                                                                                                 Edmonton, Alberta
                         Cynthia B. Baxter (Vice President)                                      T5N 3H8

                         Sio-Wa Leong (Assistant Treasurer)

                         David Snow (Secretary-Treasurer)

                         Stephen T. Molson (Assistant
                         Secretary)

                         Brian T. Baxter (Assistant-
                         Secretary)

                         James B. Baxter (Assistant-
                         Secretary)
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
6339522 Canada Inc.      Bureau Chief, Alberta Legislature          None
                         Edmonton Journal & Calgary Herald
                         (daily newspapers)
                         10006 -- 101 Street
                         Edmonton, AB
                         T5J 0S1
---------------------------------------------------------------------------------

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     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
-------------------------------------------------------------------------------------------------------------------------
DJS Holdings Ltd.        Eric H. Molson (President)          Eric H. Molson           Canada     38 Rosemont Avenue
                                                                                                 Westmount, Quebec
                         Deirdre J. Stevenson (Vice-                                             Canada H3Y 3G7
                         President)

                         Sio-Wa Leong (Assistant Treasurer)

                         David Snow (Secretary-Treasurer)    Stephen T. Molson        Canada     411 Clarke Avenue
                                                                                                 Westmount, Quebec
                         Stephen T. Molson (Assistant                                            Canada H3Y 3C3
                         Secretary)

                         David Stevenson (Assistant-
                         Secretary)                          ------------------------------------------------------------
                                                             David Snow               Canada     The Royal Trust Company
                         Eric Stevenson (Assistant-                                              1 Place Ville Marie,
                         Secretary)                                                              6th Floor, South Wing,
                                                                                                 Montreal, Quebec
                                                                                                 Canada, H3B 2B2



                                                             ------------------------------------------------------------
                                                             Deirdre J. Stevenson     Canada     530 Mount Pleasant
                                                                                                 Avenue
                                                                                                 Montreal, Quebec
                                                                                                 Canada H3Y 3H5

-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
DJS Holdings Ltd.        Chairman of the Board                      None
                         Molson Coors Brewing Company
                         1555 Notre-Dame Street East
                         4th Floor
                         Montreal, Quebec
                         Canada H2L 2R5
                         --------------------------------------------------------
                         President                                  None
                         The Molson Foundation - Fondation
                         Molson (a charitable foundation)
                         1555 Notre-Dame Street East
                         Montreal, Quebec
                         Canada H2L 2R5
                         --------------------------------------------------------
                         Vice-President, Professional               None
                         Practice Group, Trust Services
                         The Royal Trust Company (trust
                         company)
                         1 Place Ville Marie, 6th Floor,
                         South Wing,
                         Montreal, Quebec
                         Canada, H3B 2B2
                         --------------------------------------------------------
                         None                                       None
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
-------------------------------------------------------------------------------------------------------------------------
6339549 Canada Inc.      Eric H. Molson (President)          James B. Baxter          Canada     10224 Churchill Crescent
                                                                                                 Edmonton, Alberta
                         Deirdre J. Stevenson (Vice-                                             T5N 3H8
                         President)

                         Sio-Wa Leong (Assistant Treasurer)

                         David Snow (Secretary-Treasurer)

                         Stephen T. Molson (Assistant
                         Secretary)

                         David Stevenson (Assistant-
                         Secretary)

                         Eric Stevenson (Assistant-
                         Secretary)
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
6339549 Canada Inc.      Bureau Chief, Alberta Legislature          None
                         Edmonton Journal & Calgary Herald
                         (daily newspapers)
                         10006 -- 101 Street
                         Edmonton, AB
                         T5J 0S1
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
------------------------------------------------------------------------------------------------------------------------
Trust established                                            Eric H. Molson           Canada     38 Rosemont Avenue
pursuant to the Will                                                                             Westmount, Quebec
dated August 24, 1956,                                                                           Canada H3Y 3G7
as amended, of the Late
Thomas Henry
Pentland Molson, of
which the trustees are                                       -----------------------------------------------------------
The Royal Trust                                              Stephen T. Molson        Canada     411 Clarke Avenue
Company, Eric Herbert                                                                            Westmount, Quebec
Molson and Stephen                                                                               Canada H3Y 3C3
Thomas Molson


                                                             -----------------------------------------------------------
                                                             The Royal Trust                     c/o David Snow
                                                             Company                             The Royal Trust Company
                                                                                                 1 Place Ville Marie,
                                                                                                 6th Floor, South Wing,
                                                                                                 Montreal, Quebec
                                                                                                 Canada, H3B 2B2
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
Trust established        Chairman of the Board                      None
pursuant to the Will     Molson Coors Brewing Company
dated August 24, 1956,   1555 Notre-Dame Street East
as amended, of the Late  4th Floor
Thomas Henry             Montreal, Quebec
Pentland Molson, of      Canada H2L 2R5
which the trustees are   --------------------------------------------------------
The Royal Trust          President                                  None
Company, Eric Herbert    The Molson Foundation - Fondation
Molson and Stephen       Molson (a charitable foundation)
Thomas Molson            1555 Notre-Dame Street East
                         Montreal, Quebec
                         Canada H2L 2R5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
------------------------------------------------------------------------------------------------------------------------
Eric H. Molson                                                                        Canada     38 Rosemont Avenue
                                                                                                 Westmount, Quebec
                                                                                                 Canada H3Y 3G7
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
Eric H. Molson           Chairman of the Board                      None
                         Molson Coors Brewing Company
                         1555 Notre-Dame Street East
                         4th Floor
                         Montreal, Quebec
                         Canada H2L 2R5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
------------------------------------------------------------------------------------------------------------------------
Stephen T. Molson                                                                     Canada     411 Clarke Avenue
                                                                                                 Westmount, Quebec
                                                                                                 Canada H3Y 3C3
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
Stephen T. Molson        President                                  None
                         The Molson Foundation - Fondation
                         Molson (a charitable foundation)
                         1555 Notre-Dame Street East
                         Montreal, Quebec
                         Canada H2L 2R5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
     Shareholder                       Officers              Directors / Trustees   Country of      Residence or
                                                                                    Citizenship   business address
------------------------------------------------------------------------------------------------------------------------
Andrew T. Molson                                                                      Canada     348 Wood Avenue
                                                                                                 Westmount, Quebec
                                                                                                 Canada H3Z 1Z2
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Shareholder              Principal occupation or          Convictions for
                           employment and name, principal     crime (other than
                          business and address of employer  traffic violations or
                                                                   similar
                                                              misdemeanors) or
                                                               party to civil
                                                               proceeding for
                                                               securities law
                                                                 violations
---------------------------------------------------------------------------------
Andrew T. Molson         Consultant                                 None
                         National Public Relations Inc. (a
                         public relations company)
                         2001 McGill College Avenue
                         Suite 800
                         Montreal, Quebec
                         Canada H3A 1G1
---------------------------------------------------------------------------------